Pro-Forma information for inclusion in Form 8-K

       CONSOLIDATED CONDENSED PRO FORMA-BALANCE SHEET
       COMPUMED, INC. AND SUBSIDIARIES

                                 December 31,     Pro-forma
                                     1997         Adjustment(a)  Adjusted
                                    ------        ---------      --------
                                  (Unaudited)
       ASSETS

       CURRENT ASSETS
        Cash                     $      40,000                $      40,000
        Marketable securities        2,119,000     830,000        2,949,000
        Accounts Receivable,
         less allowance of
         $81,000 (December
         1997) and $66,000
         (September 1997)              275,000                      275,000
        Inventories                     34,000                       34,000
        Prepaid expenses and
         other current assets           24,000                       24,000
                                    ----------                   ----------
          TOTAL CURRENT ASSETS       2,492,000                    3,322,000


       PROPERTY AND EQUIPMENT
        Machinery and equipment      2,996,000                    2,996,000
        Furniture, fixtures and
         leasehold improvements        208,000                      208,000
        Equipment under capital
         leases                        787,000                      787,000
                                    ----------                   ----------
                                     3,991,000                    3,991,000
       Less allowance for
        depreciation and
        amortization               (3,640,000)                  (3,640,000)
                                  ------------                  -----------
                                       351,000                      351,000
       OTHER ASSETS
        Required franchises,
         net of accumulated
         amortization of
         $279,000 (December
         1997) and $263,000
         (September 1997)               47,000                       47,000
        Other assets                    52,000                       52,000
                                  ------------                -------------
                                    $2,942,000                   $3,772,000
                                  ============                =============



       (a) To reflect the effect of the sale of 8,750 shares of Series 2 Class C 7% Cumulative Convertible Preferred
             Stock on January 22, 1998.

       CONSOLIDATED CONDENSED PRO-FORMA BALANCE SHEET
       COMPUMED, INC. AND SUBSIDIARIES

                                  December 31,      Pro-forma
                                      1997         Adjustment(a)
                                    -------        ----------
                                  (Unaudited)

       LIABILITIES AND
       STOCKHOLDERS' EQUITY

       CURRENT LIABILITIES
        Accounts payable           $  182,000                     $  182,000
        Other accrued
         liabilities                  469,000                        469,000
        Current portion of
         capital lease
         obligations                   84,000                         84,000
                                    ---------                      ---------
          TOTAL CURRENT
           LIABILITIES                735,000                        735,000
       CAPITAL LEASE
        OBLIGATIONS, less
        current portion               129,000                        129,000
       COMMITMENTS AND
        CONTINGENCIES

       STOCKHOLDERS' EQUITY
        Preferred stock, $.10
         par value--authorized
         1,000,000 shares
        Class A $3.50
         cumulative
         convertible voting
         preferred stock,
         issued and
         outstanding --
         8,400 shares                   1,000                          1,000
        Class B $3.50
         convertible voting
         preferred stock,
         issued and
         outstanding - 400
         shares                         1,000                          1,000
        Class C 7% Series 1
         convertible preferred
         stock, issued and
         outstanding - 17,500
         shares                      1,750,000       875,000         2,625,000

        Common Stock, $.01 par
         value--authorized
         50,000,000 shares,
         issued and
         outstanding--
         9,066,463 shares
         (December 1997) and
         9,041,857 shares
         (September 1997)              91,000                         91,000
       Additional paid in
        capital                    27,107,000       (45,000)      27,062,000
       Retained deficit           (26,872,000)                   (26,872,000)
                                  -----------                    -----------
          STOCKHOLDERS' EQUITY      2,078,000                      2,908,000
                                  -----------                    -----------
                                 $  2,942,000                   $  3,772,000
                                  ===========                    ===========



       (a) To reflect the effect of the sale of 8,750 shares of Series 2 Class C 7% Cumulative Convertible Preferred
            Stock on January 22, 1998.

      CONSOLIDATED STATEMENT OF OPERATIONS
      COMPUMED, INC. AND SUBSIDIARIES
      (UNAUDITED)

                                                 Three Months Ended
                                                    December 31,
                                                        1997
                                                      -------
           REVENUES FROM OPERATIONS
            ECG service                           $   349,000
            Osteo royalties                            25,000
            Supplies sales                             41,000
                                                    ---------
                                                      415,000

           COSTS AND EXPENSES
            Cost of services                          237,000
            Cost of goods sold                         28,000
            Selling expenses                           44,000
            Research and development                  163,000
            General and administrative
             expenses                                 364,000
            Depreciation and amortization              67,000
                                                    ---------
           LOSS FROM OPERATIONS                      (488,000)


             Investment income                         14,000
             Interest expense                        (  5,000)
                                                    ---------
           NET LOSS                                 $(479,000)
                                                    =========

           NET LOSS PER SHARE                      $     (.05)
                                                    =========
           Weighted average number of
            common shares outstanding               9,054,160
                                                    =========